PORTFOLIO OF INVESTMENTS – as of June 30, 2022 (Unaudited)

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 88.0% of Net Assets

Non-Convertible Bonds – 87.9%

	ABS Car Loan – 1.3%
$4,387,500	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	$4,390,388
2,396,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class A, 4.000%, 3/20/2025, 144A	2,394,871
6,444,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	6,334,033
7,064,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	6,488,200
8,160,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-1A, Class A, 3.830%, 8/21/2028, 144A	7,916,040
2,460,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class B, 0.570%, 9/15/2025	2,422,291
3,525,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.980%, 6/15/2026	3,390,287
8,181,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.750%, 2/17/2026	7,982,939
8,315,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.900%, 6/15/2026	8,051,295
9,095,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.950%, 9/15/2027	8,751,043
19,695,000	Santander Drive Auto Receivables Trust, Series 2022-2, Class B, 3.440%, 9/15/2027(a)	19,177,100
6,865,000	Westlake Automobile Receivables Trust, Series 2022-2 2A, Class C, 4.850%, 9/15/2027, 144A	6,801,856

		84,100,343

	ABS Home Equity – 0.4%
2,704,789	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.500%, 5/28/2069, 144A(b)	2,638,638
3,113,749	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	2,997,024
12,928	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	12,922
1,189,200	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(b)	1,141,337
125,235	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(b)	123,182
571,327	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 3/25/2048, 144A(b)	555,729
441,727	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(b)	438,665
1,298,545	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.193%, 10/25/2053, 144A(b)	1,269,917
4,254,377	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(b)	4,222,553
5,101,352	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055, 144A(b)	4,844,983

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Home Equity – continued
$5,294,461	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(b)	$5,174,223

		23,419,173

	ABS Other – 1.7%
10,127,158	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	8,931,337
14,726,000	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	12,685,624
8,668,423	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034, 144A	8,413,006
8,198,800	Jack in the Box Funding LLC, Series 2022-1A, Class A2I, 3.445%, 2/26/2052, 144A	7,435,607
13,795,675	Jack in the Box Funding LLC, Series 2022-1A, Class A2II, 4.136%, 2/26/2052, 144A	11,809,636
7,031,705	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046, 144A	6,239,267
9,742,872	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046, 144A(b)	8,673,540
6,746,935	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/2032, 144A	6,727,241
13,500,000	OneMain Financial Issuance Trust, Series 2021-1A, Class A2, 30-day Average SOFR + 0.760%, 1.543%, 6/16/2036, 144A(c)	12,746,889
23,748,667	Textainer Marine Containers Ltd., Series 2021-3A, Class A, 1.940%, 8/20/2046, 144A	20,404,379
3,516,885	Textainer Marine Containers VIII Ltd., Series 2020-2A, Class A, 2.100%, 9/20/2045, 144A	3,182,755

		107,249,281

	ABS Student Loan – 0.3%
4,563,059	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	4,252,964
10,402,438	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.060%, 10/15/2069, 144A	9,444,863
4,266,056	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.070%, 1/15/2053, 144A	3,771,171
2,953,591	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/2046, 144A	2,831,333

		20,300,331

	ABS Whole Business – 0.3%
5,463,810	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	4,762,470
4,773,038	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051, 144A	4,275,897
12,079,725	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2II, 4.008%, 12/05/2051, 144A	10,421,517

		19,459,884

	Aerospace & Defense – 1.0%
18,336,000	Boeing Co. (The), 1.433%, 2/04/2024	17,515,084

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Aerospace & Defense – continued
$14,774,000	Boeing Co. (The), 5.705%, 5/01/2040	$13,780,693
19,264,000	Boeing Co. (The), 5.805%, 5/01/2050	17,693,439
12,659,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	12,247,583
1,329,000	Textron, Inc., 3.000%, 6/01/2030	1,156,001

		62,392,800

	Airlines – 0.8%
7,734,112	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	7,105,986
6,290,467	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	5,370,549
1,549,026	Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.000%, 4/29/2026	1,475,448
15,151,433	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/2028, 144A	14,311,712
12,602,000	Southwest Airlines Co., 5.125%, 6/15/2027	12,718,543
4,080,280	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	3,861,291
2,921,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	2,573,898
4,013,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	3,404,107

		50,821,534

	Automotive – 1.4%
4,195,000	Dana, Inc., 4.250%, 9/01/2030	3,256,171
14,396,000	Ford Motor Credit Co. LLC, 2.900%, 2/16/2028	11,599,721
17,142,000	General Motors Co., 5.000%, 4/01/2035	15,275,146
6,067,000	General Motors Financial Co., Inc., 2.900%, 2/26/2025	5,790,022
12,524,000	Goodyear Tire & Rubber Co. (The), 5.625%, 4/30/2033	10,030,221
5,091,000	Hyundai Capital America, 2.375%, 10/15/2027, 144A	4,478,467
10,356,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A	9,878,306
7,453,000	Hyundai Capital America, 3.000%, 2/10/2027, 144A	6,855,545
14,131,000	Lear Corp., 5.250%, 5/15/2049	12,245,947
7,676,000	Nissan Motor Co. Ltd., 3.043%, 9/15/2023, 144A	7,546,342

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Automotive – continued
$6,096,000	Volkswagen Group of America Finance LLC, 3.200%, 9/26/2026, 144A	$5,767,207

		92,723,095

	Banking – 7.9%
22,501,000	Ally Financial, Inc., 3.050%, 6/05/2023	22,260,161
10,051,000	Banco Santander Chile, 2.700%, 1/10/2025, 144A	9,614,787
13,578,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	13,620,771
12,000,000	Banco Santander S.A., 1.849%, 3/25/2026	10,784,687
3,200,000	Banco Santander S.A., 2.958%, 3/25/2031	2,680,619
28,476,000	Bangkok Bank PCL, 4.050%, 3/19/2024, 144A	28,620,373
28,146,000	Bank of America Corp., (fixed rate to 4/22/2024, variable rate thereafter), 0.976%, 4/22/2025	26,473,297
27,210,000	Bank of America Corp., (fixed rate to 4/23/2026, variable rate thereafter), MTN, 3.559%, 4/23/2027	26,047,089
20,564,000	Barclays PLC, (fixed rate to 3/10/2041, variable rate thereafter), 3.811%, 3/10/2042	15,590,320
7,864,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	7,128,716
15,513,000	BNP Paribas S.A., (fixed rate to 1/13/2026, variable rate thereafter), 1.323%, 1/13/2027, 144A	13,705,016
26,613,000	BNP Paribas S.A., (fixed rate to 11/19/2024, variable rate thereafter), 2.819%, 11/19/2025, 144A	25,422,773
5,935,000	Citigroup, Inc., 4.000%, 8/05/2024	5,917,813
19,481,000	Citigroup, Inc., 4.050%, 7/30/2022	19,499,589
1,154,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	1,081,101
9,780,000	Deutsche Bank AG, 0.898%, 5/28/2024	9,162,606
10,038,000	Deutsche Bank AG, 1.686%, 3/19/2026	9,001,376
9,585,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	6,976,972
7,737,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	5,816,587
10,985,000	Deutsche Bank AG, (fixed rate to 11/24/2025, variable rate thereafter), 2.129%, 11/24/2026	9,753,270
6,768,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	6,789,100
14,486,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	16,042,114
2,326,000	HSBC Holdings PLC, 4.950%, 3/31/2030	2,298,010

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Banking – continued
$13,610,000	HSBC Holdings PLC, (fixed rate to 5/24/2024, variable rate thereafter), 0.976%, 5/24/2025	$12,690,320
4,740,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2031, variable rate thereafter), 4.198%, 6/01/2032, 144A	3,496,651
25,355,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	22,122,326
11,576,000	JPMorgan Chase & Co., (fixed rate to 5/13/2030, variable rate thereafter), 2.956%, 5/13/2031	9,994,529
14,895,000	Macquarie Bank Ltd., 3.231%, 3/21/2025, 144A	14,654,004
16,028,000	Morgan Stanley, (fixed rate to 4/05/2023, variable rate thereafter), 0.731%, 4/05/2024	15,625,245
7,931,000	Morgan Stanley, (fixed rate to 7/22/2027, variable rate thereafter), 3.591%, 7/22/2028	7,508,089
9,220,000	Santander Holdings USA, Inc., (fixed rate to 1/06/2027, variable rate thereafter), 2.490%, 1/06/2028	8,137,487
9,050,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	8,267,557
25,503,000	Societe Generale S.A., 2.625%, 1/22/2025, 144A	24,239,992
20,840,000	Standard Chartered PLC, (fixed rate to 1/12/2032, variable rate thereafter), 3.603%, 1/12/2033, 144A	17,167,992
24,346,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026, 144A	23,049,708
11,566,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	10,622,108
14,720,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	14,314,580
10,213,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	9,092,776
15,630,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027, 144A	13,502,314

		508,772,825

	Building Materials – 0.6%
17,520,000	American Builders & Contractors Supply Co., Inc., 3.875%, 11/15/2029, 144A	13,938,562
10,762,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	8,071,500
12,838,000	Mohawk Industries, Inc., 3.625%, 5/15/2030	11,456,374
7,260,000	Owens Corning, 4.200%, 12/01/2024	7,252,293
17,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	14,833

		40,733,562

	Cable Satellite – 0.7%
18,160,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	14,028,600

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Cable Satellite – continued
$21,290,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.500%, 4/01/2063	$18,083,695
3,885,000	Time Warner Cable LLC, 4.500%, 9/15/2042	3,032,709
783,000	Time Warner Cable LLC, 5.500%, 9/01/2041	683,491
2,245,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,057,287
7,162,000	Time Warner Cable LLC, 6.550%, 5/01/2037	7,171,130
1,707,000	Time Warner Cable LLC, 6.750%, 6/15/2039	1,697,122

		46,754,034

	Chemicals – 1.2%
1,610,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	1,290,834
13,357,000	Ashland LLC, 3.375%, 9/01/2031, 144A	10,864,236
22,853,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	21,420,984
7,097,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	6,590,700
10,071,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A	9,021,098
9,466,000	Orbia Advance Corp. SAB de CV, 6.750%, 9/19/2042, 144A	9,300,345
3,732,000	RPM International, Inc., 3.450%, 11/15/2022	3,733,533
3,630,000	Sociedad Quimica y Minera de Chile S.A., 3.500%, 9/10/2051, 144A	2,681,880
11,424,000	Sociedad Quimica y Minera de Chile S.A., 4.250%, 1/22/2050, 144A	9,755,411
4,099,000	Univar Solutions USA, Inc., 5.125%, 12/01/2027, 144A	3,814,898

		78,473,919

	Collateralized Mortgage Obligations – 0.1%
251,512	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 1.153%, 10/20/2060(c)	248,780
189,221	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 1.323%, 8/20/2062(c)	188,250
3,536	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063(d)(e)	3,355
12,688	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062(d)(e)	11,609
24,282	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(d)(e)	23,016
83,106	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063(d)(e)	77,240

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Collateralized Mortgage Obligations – continued
$7,820,596	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	$7,643,706
14,292	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 1.083%, 5/20/2063(c)(d)(e)	13,999

		8,209,955

	Construction Machinery – 0.2%
1,985,000	Caterpillar Financial Services Corp., MTN, 2.150%, 11/08/2024	1,923,599
5,805,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	5,673,404
6,125,000	United Rentals North America, Inc., 3.750%, 1/15/2032	5,028,904

		12,625,907

	Consumer Cyclical Services – 0.0%
1,791,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	1,844,574
	Consumer Products – 0.4%
2,157,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A	1,792,036
7,250,000	Natura &Co Luxembourg Holdings S.a.r.l., 6.000%, 4/19/2029, 144A	6,381,740
11,615,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	9,563,791
1,258,000	Newell Brands, Inc., 4.875%, 6/01/2025	1,239,180
6,160,000	Valvoline, Inc., 3.625%, 6/15/2031, 144A	4,928,000
940,000	Valvoline, Inc., 4.250%, 2/15/2030, 144A	784,900

		24,689,647

	Electric – 1.9%
3,587,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	3,364,534
2,609,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	2,352,535
6,283,000	Calpine Corp., 3.750%, 3/01/2031, 144A	5,110,592
13,879,000	Calpine Corp., 5.000%, 2/01/2031, 144A	11,220,200
13,220,000	CenterPoint Energy, Inc., SOFR Index + 0.650%, 1.867%, 5/13/2024(c)	12,894,111
14,509,000	Clearway Energy Operating LLC, 3.750%, 2/15/2031, 144A	11,697,446
25,223,544	Cometa Energia S.A. de CV, 6.375%, 4/24/2035, 144A	24,364,318
1,728,000	DPL, Inc., 4.125%, 7/01/2025	1,595,262

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Electric – continued
$2,570,000	DPL, Inc., 4.350%, 4/15/2029	$2,232,662
852,000	Edison International, 4.950%, 4/15/2025	854,138
2,811,000	Enel Americas S.A., 4.000%, 10/25/2026	2,712,615
2,853,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	2,804,528
5,316,000	Entergy Corp., 2.800%, 6/15/2030	4,559,347
14,622,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	13,584,334
4,730,000	NRG Energy, Inc., 3.875%, 2/15/2032, 144A	3,756,959
7,569,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.500%, 8/15/2028, 144A	6,585,030
4,554,000	PG&E Corp., 5.000%, 7/01/2028	3,843,030
7,133,000	Transelec S.A., 4.250%, 1/14/2025, 144A	6,963,591
3,713,000	Transelec S.A., 4.625%, 7/26/2023, 144A	3,713,000

		124,208,232

	Finance Companies – 2.5%
6,365,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	5,361,359
1,370,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/23/2023	1,364,548
17,050,000	Air Lease Corp., GMTN, 3.750%, 6/01/2026	16,047,760
22,287,000	Aircastle Ltd., 2.850%, 1/26/2028, 144A	18,423,872
25,047,000	Ares Capital Corp., 2.150%, 7/15/2026	20,992,183
16,425,000	Avolon Holdings Funding Ltd., 2.750%, 2/21/2028, 144A	13,395,451
18,929,000	FS KKR Capital Corp., 3.400%, 1/15/2026	16,800,458
3,315,000	International Lease Finance Corp., 5.875%, 8/15/2022	3,321,254
7,380,000	Navient Corp., 5.000%, 3/15/2027	6,070,271
907,000	Navient Corp., 5.875%, 10/25/2024	833,707
525,000	Navient Corp., 6.750%, 6/15/2026	464,625
7,547,000	Navient Corp., MTN, 6.125%, 3/25/2024	7,155,613
1,975,000	OneMain Finance Corp., 3.500%, 1/15/2027	1,580,000

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Finance Companies – continued
$12,465,000	OneMain Finance Corp., 3.875%, 9/15/2028	$9,535,725
4,537,000	Owl Rock Capital Corp., 2.625%, 1/15/2027	3,801,305
14,397,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	12,644,920
11,958,000	Owl Rock Technology Finance Corp., 3.750%, 6/17/2026, 144A	10,816,458
1,847,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	1,452,333
9,309,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	6,975,141
1,725,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	1,224,750

		158,261,733

	Financial Other – 0.1%
6,453,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	5,215,056
514,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	455,322

		5,670,378

	Food & Beverage – 1.1%
7,573,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/01/2046	7,117,786
12,823,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%, 6/01/2040	11,474,565
6,243,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 6/01/2060	5,457,108
15,008,000	BRF S.A., 5.750%, 9/21/2050, 144A	10,081,024
3,117,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,140,377
12,765,000	Minerva Luxembourg S.A., 4.375%, 3/18/2031, 144A	10,202,554
11,524,000	Post Holdings, Inc., 4.500%, 9/15/2031, 144A	9,424,903
13,554,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	11,436,459
1,599,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	1,325,566

		69,660,342

	Government Owned - No Guarantee – 2.1%
6,872,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	5,965,180
17,141,000	BOC Aviation USA Corp., 1.625%, 4/29/2024, 144A	16,419,878
3,903,000	Empresa de los Ferrocarriles del Estado, 3.068%, 8/18/2050, 144A	2,342,119

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Government Owned - No Guarantee – continued
$8,165,000	Freeport Indonesia PT, 5.315%, 4/14/2032, 144A	$7,478,977
19,956,000	NBN Co. Ltd., 1.450%, 5/05/2026, 144A	18,001,552
6,985,000	OCP S.A., 3.750%, 6/23/2031, 144A	5,273,675
19,460,000	OCP S.A., 5.625%, 4/25/2024, 144A	19,703,250
6,236,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	6,220,909
8,035,000	SA Global Sukuk Ltd., 0.946%, 6/17/2024, 144A	7,580,621
11,588,000	Saudi Arabian Oil Co., 3.500%, 11/24/2070, 144A	8,201,500
11,825,000	Tennessee Valley Authority, 4.250%, 9/15/2065	12,101,305
7,669,000	Tennessee Valley Authority, 4.625%, 9/15/2060	8,463,461
5,427,000	Tennessee Valley Authority, 4.875%, 1/15/2048	6,115,403
9,290,000	Tennessee Valley Authority, 5.250%, 9/15/2039	10,626,731

		134,494,561

	Health Insurance – 0.2%
3,581,000	Centene Corp., 2.500%, 3/01/2031	2,842,454
2,990,000	Centene Corp., 2.625%, 8/01/2031	2,378,545
8,279,000	Centene Corp., 3.375%, 2/15/2030	7,021,006

		12,242,005

	Healthcare – 0.3%
12,561,000	DaVita, Inc., 4.625%, 6/01/2030, 144A	9,795,847
11,660,000	HCA, Inc., 4.625%, 3/15/2052, 144A	9,328,721

		19,124,568

	Home Construction – 0.2%
6,076,000	Forestar Group, Inc., 3.850%, 5/15/2026, 144A	4,993,121
246,000	Lennar Corp., 4.500%, 4/30/2024	245,434
1,153,000	Lennar Corp., 4.750%, 11/15/2022	1,154,937
9,190,000	NVR, Inc., 3.000%, 5/15/2030	7,917,594

		14,311,086

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Independent Energy – 0.8%
$2,626,000	Aker BP ASA, 3.000%, 1/15/2025, 144A	$2,536,026
9,277,000	Devon Energy Corp., 4.500%, 1/15/2030	8,763,059
11,391,292	Energean Israel Finance Ltd., 4.500%, 3/30/2024, 144A	10,702,119
1,765,000	EQT Corp., 3.125%, 5/15/2026, 144A	1,652,587
5,696,000	EQT Corp., 3.900%, 10/01/2027	5,300,641
601,000	EQT Corp., 5.000%, 1/15/2029	581,816
9,078,204	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	8,556,026
5,462,000	Occidental Petroleum Corp., 5.875%, 9/01/2025	5,438,240
8,181,000	Pan American Energy LLC, 9.125%, 4/30/2027, 144A	9,039,023
685,000	Southwestern Energy Co., 4.750%, 2/01/2032	585,349

		53,154,886

	Industrial Other – 0.1%
3,408,000	Georgetown University (The), Class A, 5.215%, 10/01/2118	3,235,998

	Life Insurance – 0.4%
11,059,000	Athene Global Funding, 2.450%, 8/20/2027, 144A	9,685,022
14,491,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	14,069,970
2,327,000	OneAmerica Financial Partners, Inc., 4.250%, 10/15/2050, 144A	1,895,783

		25,650,775

	Local Authorities – 0.1%
8,722,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	7,993,800

	Lodging – 0.1%
6,922,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	5,498,664

	Media Entertainment – 1.0%
11,524,000	AMC Networks, Inc., 4.250%, 2/15/2029	9,336,630
54,020,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,600,278
15,925,000	Magallanes, Inc., 3.528%, 3/15/2024, 144A	15,608,092
19,250,000	Magallanes, Inc., 5.391%, 3/15/2062, 144A	16,144,205

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Media Entertainment – continued
$6,498,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.250%, 1/15/2029, 144A	$5,176,437
11,303,000	Prosus NV, 3.680%, 1/21/2030, 144A	9,004,938
14,750,000	Prosus NV, 3.832%, 2/08/2051, 144A	8,887,492

		65,758,072

	Metals & Mining – 1.0%
1,835,000	Anglo American Capital PLC, 2.250%, 3/17/2028, 144A	1,581,340
2,286,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	1,881,212
2,245,000	Anglo American Capital PLC, 3.875%, 3/16/2029, 144A	2,064,688
3,322,000	Anglo American Capital PLC, 3.950%, 9/10/2050, 144A	2,545,937
7,696,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A	7,749,815
13,427,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	10,958,312
15,183,000	Fresnillo PLC, 4.250%, 10/02/2050, 144A	11,135,364
26,397,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	21,516,987
4,430,000	SunCoke Energy, Inc., 4.875%, 6/30/2029, 144A	3,539,983

		62,973,638

	Midstream – 1.6%
568,000	Energy Transfer LP, 5.150%, 2/01/2043	483,779
125,000	Energy Transfer LP, 5.400%, 10/01/2047	109,672
5,900,000	Energy Transfer LP, 5.950%, 10/01/2043	5,497,213
8,548,000	Energy Transfer LP, 6.500%, 2/01/2042	8,519,494
1,338,000	Energy Transfer LP, 6.625%, 10/15/2036	1,343,171
11,222,000	Energy Transfer LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	11,237,295
4,688,000	EQM Midstream Partners LP, 4.500%, 1/15/2029, 144A	3,806,093
4,050,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	3,765,692
2,014,000	Gray Oak Pipeline LLC, 2.600%, 10/15/2025, 144A	1,880,448
982,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	897,789
3,060,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	3,060,514

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Midstream – continued
$9,503,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	$9,522,195
15,243,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	15,520,095
5,694,000	Rattler Midstream LP, 5.625%, 7/15/2025, 144A	5,691,552
13,205,000	Sempra Global, 3.250%, 1/15/2032, 144A	11,094,584
6,783,000	Southern Natural Gas Co. LLC, 0.625%, 4/28/2023, 144A	6,578,825
930,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.500%, 7/15/2027	952,655
10,936,000	Williams Cos., Inc. (The), 3.500%, 11/15/2030	9,856,284

		99,817,350

	Mortgage Related – 27.5%
63,944,093	FHLMC, 1.500%, with various maturities from 2050 to 2051(a)(f)	52,489,927
179,606,801	FHLMC, 2.000%, with various maturities from 2050 to 2052(a)(f)	156,053,685
240,699,431	FHLMC, 2.500%, with various maturities from 2050 to 2052(a)(f)	216,728,781
57,608,777	FHLMC, 3.000%, with various maturities from 2042 to 2052(f)	53,910,811
18,074,715	FHLMC, 3.500%, with various maturities from 2043 to 2052(f)	17,582,321
2,213,095	FHLMC, 4.000%, with various maturities from 2044 to 2048(f)	2,224,820
2,205,792	FHLMC, 4.500%, with various maturities from 2041 to 2048(f)	2,259,256
15,422,259	FHLMC, 5.000%, with various maturities in 2048(f)	15,915,789
4,659	FHLMC, 6.000%, 6/01/2035	5,100
45,025,672	FNMA, 1.500%, with various maturities from 2050 to 2051(a)(f)	37,263,571
401,305,006	FNMA, 2.000%, with various maturities from 2037 to 2052(a)(f)	353,586,349
166,680,169	FNMA, 2.500%, with various maturities from 2045 to 2052(a)(f)	150,124,431
59,379,677	FNMA, 3.000%, with various maturities from 2045 to 2052(a)(f)	55,743,414
119,475,455	FNMA, 3.500%, with various maturities from 2043 to 2052(a)(f)	115,321,585
132,513,024	FNMA, 4.000%, with various maturities from 2041 to 2052(a)(f)	132,507,591
15,628,093	FNMA, 4.500%, with various maturities from 2043 to 2049(f)	15,846,790
7,196,956	FNMA, 5.000%, with various maturities from 2048 to 2049(f)	7,407,700

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Mortgage Related – continued
$3,575,680	FNMA, 5.500%, 4/01/2050	$3,717,063
2,268,275	FNMA, 6.000%, with various maturities from 2034 to 2049(f)	2,405,042
5,489	FNMA, 6.500%, with various maturities from 2029 to 2031(f)	5,764
18,049	FNMA, 7.000%, with various maturities in 2030(f)	18,583
10,830	FNMA, 7.500%, with various maturities from 2024 to 2032(f)	11,474
1,308	GNMA, 3.890%, 12/20/2062(b)	1,259
6,494	GNMA, 3.983%, 7/20/2063(b)	6,495
25,097	GNMA, 4.181%, 7/20/2063(b)	25,123
5,066	GNMA, 4.317%, 8/20/2061(b)	5,081
19,483	GNMA, 4.390%, with various maturities in 2062(b)(f)	18,742
5,643,712	GNMA, 4.392%, 12/20/2066(b)	5,719,980
2,387,330	GNMA, 4.421%, 2/20/2066(b)	2,418,216
2,178	GNMA, 4.422%, 5/20/2063(b)	2,179
4,028,100	GNMA, 4.426%, 11/20/2066(b)	4,071,554
1,505,194	GNMA, 4.438%, 10/20/2066(b)	1,525,495
1,166,524	GNMA, 4.447%, 2/20/2066(b)	1,180,339
1,431,669	GNMA, 4.451%, 6/20/2066(b)	1,452,737
2,848,154	GNMA, 4.502%, 12/20/2064(b)	2,877,771
2,040,360	GNMA, 4.513%, 12/20/2063(b)	2,055,412
1,954,509	GNMA, 4.521%, 9/20/2066(b)	1,981,081
2,961,759	GNMA, 4.542%, 6/20/2066(b)	2,999,981
2,626,619	GNMA, 4.551%, 2/20/2065(b)	2,658,676
3,577,664	GNMA, 4.559%, 12/20/2064(b)	3,614,904
2,375,188	GNMA, 4.570%, 6/20/2064(b)	2,393,946
4,108,378	GNMA, 4.612%, 10/20/2064(b)	4,153,641
4,175,996	GNMA, 4.613%, with various maturities from 2064 to 2065(b)(f)	4,229,556

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Mortgage Related – continued
$1,031,737	GNMA, 4.622%, 1/20/2065(b)	$1,045,818
1,427,837	GNMA, 4.624%, 4/20/2066(b)	1,446,928
2,860,045	GNMA, 4.636%, 3/20/2066(b)	2,910,291
1,616,180	GNMA, 4.641%, 3/20/2065(b)	1,637,505
2,529	GNMA, 4.657%, 5/20/2063(b)	2,541
4,150,738	GNMA, 4.659%, 12/20/2066(b)	4,242,478
3,243,972	GNMA, 4.663%, 6/20/2064(b)	3,275,901
4,868,324	GNMA, 4.665%, with various maturities from 2064 to 2065(b)(f)	4,921,177
1,324,462	GNMA, 4.692%, 6/20/2066(b)	1,350,881
46,404	GNMA, 4.700%, with various maturities from 2062 to 2063(b)(f)	44,686
2,826,996	GNMA, 4.716%, 1/20/2064(b)	2,855,683
88,083	GNMA, 5.500%, 4/15/2038	95,733
19,082	GNMA, 6.000%, with various maturities from 2029 to 2038(f)	20,371
22,461	GNMA, 6.500%, with various maturities from 2029 to 2032(f)	23,592
21,985	GNMA, 7.000%, 9/15/2025	22,192
2,485	GNMA, 7.500%, with various maturities from 2025 to 2030(f)	2,543
77,531,000	UMBS® (TBA), 4.000%, 8/01/2052(g)	76,308,978
113,342,000	UMBS® (TBA), 4.500%, 9/01/2052(g)	113,277,026
118,695,000	UMBS® (TBA), 5.000%, 9/01/2052(g)	120,514,835

		1,768,521,174

	Natural Gas – 0.0%
2,701,000	Boston Gas Co., 3.001%, 8/01/2029, 144A	2,396,439

	Non-Agency Commercial Mortgage-Backed Securities – 2.2%
22,085,000	AOA Mortgage Trust, Series 2021-1177, Class A, 1-month LIBOR + 0.874%, 2.199%, 10/15/2038, 144A(a)(c)	20,917,410
1,531,640	BANK, Series 2019-BN16, Class A4, 4.005%, 2/15/2052	1,505,536
3,409,380	BANK, Series 2019-BN20, Class A3, 3.011%, 9/15/2062	3,134,579

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$12,696,152	BANK, Series 2019-BN22, Class A4, 2.978%, 11/15/2062	$11,621,044
6,138,240	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	5,611,528
7,135,000	BPR Trust, Series 2021-NRD, Class A, 1-month Term SOFR + 1.525%, 2.859%, 12/15/2023, 144A(c)	6,828,494
14,179,842	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	12,979,660
7,070,071	Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, 11/10/2052(a)	6,510,920
8,877,514	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class A5, 2.717%, 2/15/2053	7,909,501
883,030	Commercial Mortgage Trust, Series 2010-C1, Class D, 5.985%, 7/10/2046, 144A(b)	868,030
2,112,208	Credit Suisse Mortgage Trust, Series 2014-USA, Class A1, 3.304%, 9/15/2037, 144A	1,975,955
11,367,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	10,743,065
6,360,852	Extended Stay America Trust, Series 2021-ESH, Class A, 1-month LIBOR + 1.080%, 2.405%, 7/15/2038, 144A(c)	6,201,113
1,475,916	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 3.575%, 7/15/2038, 144A(c)	1,424,029
5,627,003	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.302%, 8/10/2044, 144A(b)(c)	4,670,412
2,317,554	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	2,121,726
6,596,065	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	5,970,877
8,370,000	MedTrust, Series 2021-MDLN, Class A, 1-month LIBOR + 0.950%, 2.275%, 11/15/2038, 144A(c)	8,002,169
3,825,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.295%, 8/15/2046(b)	3,806,503
6,559,199	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	6,526,636
4,982,141	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.026%, 6/15/2044, 144A(b)	4,397,683
5,245,978	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class AS, 4.176%, 5/15/2047	5,164,395

		138,891,265

	Paper – 0.3%
11,675,000	Klabin Austria GmbH, 7.000%, 4/03/2049, 144A	10,602,243
7,630,000	Suzano Austria GmbH, 3.125%, 1/15/2032	5,744,169

		16,346,412

	Pharmaceuticals – 0.4%
9,325,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	4,818,032
3,863,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	3,436,202

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Pharmaceuticals – continued
$11,284,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	$9,252,880
7,588,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	7,395,518
2,903,000	Viatris, Inc., 4.000%, 6/22/2050	1,943,812

		26,846,444

	Property & Casualty Insurance – 0.1%
2,585,000	Ascot Group Ltd., 4.250%, 12/15/2030, 144A	2,332,663
5,865,000	Liberty Mutual Group, Inc., 3.950%, 5/15/2060, 144A	4,215,546

		6,548,209

	Refining – 0.3%
21,664,000	Thaioil Treasury Center Co. Ltd., 4.875%, 1/23/2043, 144A	18,337,709

	REITs - Apartments – 0.0%
1,715,000	American Homes 4 Rent, 3.375%, 7/15/2051	1,184,138

	REITs - Diversified – 0.3%
3,790,000	EPR Properties, 3.600%, 11/15/2031	2,995,898
14,603,000	iStar, Inc., 4.250%, 8/01/2025	13,486,747
1,267,000	iStar, Inc., 4.750%, 10/01/2024	1,192,685

		17,675,330

	Retailers – 1.0%
3,081,000	Alibaba Group Holding Ltd., 3.250%, 2/09/2061	2,039,865
12,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028	10,410
242,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030	198,984
10,405,000	Dick’s Sporting Goods, Inc., 4.100%, 1/15/2052	6,918,894
25,444,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	24,807,900
8,985,000	Falabella S.A., 3.375%, 1/15/2032, 144A	7,322,775
20,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	16,716
856,000	Hanesbrands, Inc., 4.625%, 5/15/2024, 144A	837,947
2,707,000	Hanesbrands, Inc., 4.875%, 5/15/2026, 144A	2,507,386

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Retailers – continued
$2,099,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	$1,711,305
1,610,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	1,370,351
8,542,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	7,282,055
3,523,000	MercadoLibre, Inc., 2.375%, 1/14/2026	3,038,693
4,582,000	MercadoLibre, Inc., 3.125%, 1/14/2031	3,300,461

		61,363,742

	Sovereigns – 1.0%
22,169,000	Dominican Republic, 4.875%, 9/23/2032, 144A	17,057,649
10,070,000	Dominican Republic, 5.300%, 1/21/2041, 144A	6,976,417
15,265,000	Egypt Government International Bond, 7.625%, 5/29/2032, 144A	9,965,755
2,980,000	Peruvian Government International Bond, 2.392%, 1/23/2026	2,767,626
17,772,000	Republic of Ghana, 7.750%, 4/07/2029, 144A	8,841,570
14,320,000	Republic of South Africa Government International Bond, 7.300%, 4/20/2052	11,486,788
5,029,000	State of Qatar, 3.875%, 4/23/2023, 144A	5,046,591

		62,142,396

	Supermarkets – 0.1%
10,880,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.250%, 3/15/2026, 144A	9,475,945

	Technology – 2.4%
3,425,000	Baidu, Inc., 2.375%, 10/09/2030	2,887,378
4,515,000	Baidu, Inc., 3.075%, 4/07/2025	4,386,819
3,890,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	2,953,997
11,254,000	Corning, Inc., 5.450%, 11/15/2079	10,137,616
3,133,000	Equifax, Inc., 2.600%, 12/15/2025	2,953,381
2,544,000	Equifax, Inc., 3.300%, 12/15/2022	2,546,488
4,324,000	Equifax, Inc., 7.000%, 7/01/2037	4,873,533
12,320,000	HCL America, Inc., 1.375%, 3/10/2026, 144A	11,099,458
7,756,000	Hewlett Packard Enterprise Co., 4.450%, 10/02/2023	7,833,582

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

		Technology – continued
$14,421,000		Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	$15,261,799
14,149,000		Iron Mountain, Inc., 4.500%, 2/15/2031, 144A	11,561,785
5,460,000		Jabil, Inc., 3.000%, 1/15/2031	4,585,331
11,294,000		Microchip Technology, Inc., 2.670%, 9/01/2023	11,105,828
6,371,000		Microchip Technology, Inc., 4.333%, 6/01/2023	6,374,409
6,151,000		Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	6,062,765
14,801,000		Oracle Corp., 4.100%, 3/25/2061	10,471,335
4,505,000		Qorvo, Inc., 1.750%, 12/15/2024, 144A	4,208,211
4,183,000		Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	3,879,732
985,000		Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	949,097
39,000		Science Applications International Corp., 4.875%, 4/01/2028, 144A	36,368
360,000		Seagate HDD Cayman, 4.125%, 1/15/2031	294,214
5,644,000		Sensata Technologies BV, 4.000%, 4/15/2029, 144A	4,786,564
6,194,000		Sensata Technologies, Inc., 3.750%, 2/15/2031, 144A	4,964,243
14,793,000		Tencent Holdings Ltd., 3.290%, 6/03/2060, 144A	9,787,700
15,677,000		Ziff Davis, Inc., 4.625%, 10/15/2030, 144A	13,363,780

			157,365,413

		Tobacco – 0.5%
3,362,000		Altria Group, Inc., 2.350%, 5/06/2025	3,174,405
31,751,000		BAT Capital Corp., 2.789%, 9/06/2024	30,719,761

			33,894,166

		Transportation Services – 0.1%
5,293,000		Ryder System, Inc., MTN, 2.500%, 9/01/2024	5,106,420

		Treasuries – 17.9%
8,220,100	(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	36,350,423
25,562,431	(††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)	123,520,077
468,727,000		Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	10,682,144

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Treasuries – continued
$125,590,000	U.S. Treasury Bond, 1.750%, 8/15/2041(a)	$95,531,799
234,700,000	U.S. Treasury Bond, 2.000%, 11/15/2041(a)	186,403,140
190,215,000	U.S. Treasury Bond, 2.250%, 2/15/2052	156,541,001
95,685,000	U.S. Treasury Bond, 2.375%, 2/15/2042	81,137,890
31,980,000	U.S. Treasury Bond, 2.875%, 5/15/2052	30,206,109
29,270,000	U.S. Treasury Bond, 3.250%, 5/15/2042	28,565,691
52,320,000	U.S. Treasury Note, 1.750%, 7/15/2022	52,330,765
9,155,000	U.S. Treasury Note, 1.875%, 2/28/2029	8,508,786
29,430,000	U.S. Treasury Note, 2.625%, 5/31/2027	28,873,589
32,860,000	U.S. Treasury Note, 2.750%, 4/30/2027	32,415,877
77,415,000	U.S. Treasury Note, 2.750%, 5/31/2029	75,890,892
26,140,000	U.S. Treasury Note, 2.875%, 5/15/2032	25,845,925
85,745,000	U.S. Treasury Note, 3.250%, 6/30/2027	86,582,353
4,253,157,000	Uruguay Government International Bond, 8.250%, 5/21/2031, (UYU)	91,472,549
93,095,000	Uruguay Government International Bond, 8.500%, 3/15/2028, (UYU)	2,121,606

		1,152,980,616

	Utility Other – 0.4%
23,523,858	Acwa Power Management & Investments One Ltd., 5.950%, 12/15/2039, 144A	23,759,097

	Wireless – 1.0%
6,400,000	America Movil SAB de CV, 2.875%, 5/07/2030	5,727,568
14,780,000	America Movil SAB de CV, 5.375%, 4/04/2032, 144A	13,086,951
19,567,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	19,481,492
983,000	Crown Castle International Corp., 4.150%, 7/01/2050	812,577
5,305,000	Empresa Nacional de Telecomunicaciones S.A., 3.050%, 9/14/2032, 144A	4,250,631
7,180,000	Kenbourne Invest S.A., 4.700%, 1/22/2028, 144A	5,578,501
5,452,000	Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	4,034,480

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Wireless – continued
$13,405,000	SBA Communications Corp., 3.125%, 2/01/2029	$10,971,993

		63,944,193

	Wirelines – 0.6%
18,028,000	AT&T, Inc., 1.700%, 3/25/2026	16,471,774
7,956,000	AT&T, Inc., 3.500%, 9/15/2053	6,030,637
1,863,000	AT&T, Inc., 3.650%, 6/01/2051	1,457,105
13,391,000	AT&T, Inc., 3.650%, 9/15/2059	10,029,161
7,539,000	AT&T, Inc., 3.800%, 12/01/2057	5,822,541

		39,811,218

	Total Non-Convertible Bonds (Identified Cost $6,302,699,130)	5,651,217,278

Municipals – 0.1%
	Virginia – 0.1%
12,785,000	University of Virginia, Revenue Bond, Series A, 3.227%, 9/01/2119	8,552,932

	Total Municipals (Identified Cost $12,785,000)	8,552,932

	Total Bonds and Notes (Identified Cost $6,315,484,130)	5,659,770,210

Senior Loans – 2.9%
	Brokerage – 0.2%
5,513,902	AllSpring Buyer LLC, Term Loan B, 3-month LIBOR + 3.250%, 5.563%, 11/01/2028(c)(h)	5,286,454
5,959,102	Citadel Securities LP, 2021 Term Loan B, 1-month Term SOFR + 2.500%, 3.649%, 2/02/2028(c)(i)	5,718,890

		11,005,344

	Building Materials – 0.4%
7,518,197	American Builders & Contractors Supply Co., Inc., 2019 Term Loan, 1-month LIBOR + 2.000%, 3.666%, 1/15/2027(c)(i)	7,095,298
8,270,623	Beacon Roofing Supply, Inc., 2021 Term Loan B, 1-month LIBOR + 2.250%, 3.916%, 5/19/2028(c)(i)	7,876,031
5,204,082	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 2.625%, 4.291%, 2/01/2027(c)(i)	4,863,215
4,027,914	Quikrete Holdings, Inc., 2021 Term Loan B1, 1-month LIBOR + 3.000%, 4.666%, 6/11/2028(c)(i)	3,791,274

		23,625,818

	Cable Satellite – 0.3%
6,797,389	CSC Holdings LLC, 2017 Term Loan B1, 1-month LIBOR + 2.250%, 3.574%, 7/17/2025(c)(i)	6,307,977

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Cable Satellite – continued
$6,942,629	UPC Broadband Holding BV, 2020 USD Term Loan AT, 1-month LIBOR + 2.250%, 3.574%, 4/30/2028(c)(i)	$6,590,290
7,609,901	Virgin Media Bristol LLC, USD Term Loan N, 1-month LIBOR + 2.500%, 3.824%, 1/31/2028(c)(i)	7,110,996

		20,009,263

	Consumer Cyclical Services – 0.3%
8,843,192	AEA International Holdings (Lux) S.a.r.l., Term Loan B, 3-month LIBOR + 3.750%, 6.063%, 9/07/2028(c)(h)	8,423,140
4,311,450	RE/MAX International, Inc., 2021 Term Loan B, 1-month LIBOR + 2.500%, 4.188%, 7/21/2028(c)(h)	3,869,526
6,181,022	Uber Technologies, Inc., 2021 Term Loan B, 3-month LIBOR + 3.500%, 5.075%, 2/25/2027(c)(i)	5,904,607

		18,197,273
	Consumer Products – 0.1%
4,218,486	Coty, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.250%, 3.410%, 4/07/2025(c)(i)	4,017,517
4,304,303	SRAM LLC, 2021 Term Loan B, 1-month LIBOR + 2.750%, 4.416%, 5/18/2028(c)(h)	4,087,280

		8,104,797

	Diversified Manufacturing – 0.0%
857,552	Griffon Corp., Term Loan B, 1-month SOFR + 2.75%, 4.355%, 1/24/2029(c)(h)	817,178

	Electric – 0.2%
5,727,478	Calpine Corp., 2019 Term Loan B10, 1-month LIBOR + 2.000%, 3.666%, 8/12/2026(c)(i)	5,419,626
2,098,906	Calpine Corp., Term Loan B9, 1-month LIBOR + 2.000%, 3.670%, 4/05/2026(c)(i)	1,972,972
7,629,239	Pacific Gas & Electric Co., 2020 Term Loan, 1-month LIBOR + 3.000%, 4.688%, 6/23/2025(c)(h)	7,175,299

		14,567,897

	Financial Other – 0.1%
6,305,771	Trans Union LLC, 2019 Term Loan B5, 1-month LIBOR + 1.750%, 3.416%, 11/16/2026(c)(i)	5,937,956

	Food & Beverage – 0.1%
6,976,941	Aramark Services, Inc., 2021 Term Loan B, 1-month LIBOR + 2.500%, 4.166%, 4/06/2028(c)(i)	6,657,188

	Gaming – 0.1%
4,424,476	Churchill Downs, Inc., 2021 Incremental Term Loan B1, 1-month LIBOR + 2.000%, 3.670%, 3/17/2028(c)(i)	4,162,680

	Healthcare – 0.1%
6,233,458	Change Healthcare Holdings LLC, 2017 Term Loan B, 1-month LIBOR + 2.500%, 4.166%, 3/01/2024(c)(j)	6,053,498

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Media Entertainment – 0.2%
$4,781,888	E.W. Scripps Co. (The), 2020 Term Loan B3, 1-month LIBOR + 2.750%, 4.416%, 1/07/2028(c)(k)	$4,515,919
2,688,278	Sinclair Television Group, Inc., Term Loan B2B, 1-month LIBOR + 2.500%, 4.170%, 9/30/2026(c)(i)	2,446,333
6,690,750	WMG Acquisition Corp., 2021 Term Loan G, 1-month LIBOR + 2.125%, 3.791%, 1/20/2028(c)(i)	6,408,467

		13,370,719

	Pharmaceuticals – 0.1%
9,042,261	Elanco Animal Health, Inc., Term Loan B, 1-month LIBOR + 1.750%, 2.812%, 8/01/2027(c)(i)	8,522,331

	Property & Casualty Insurance – 0.2%
9,096,617	Asurion LLC, 2020 Term Loan B8, 1-month LIBOR + 3.250%, 4.916%, 12/23/2026(c)(i)	8,226,798
2,071,927	USI, Inc., 2019 Incremental Term Loan B, 3-month LIBOR + 3.250%, 5.500%, 12/02/2026(c)(i)	1,911,353

		10,138,151

	Restaurants – 0.1%
8,319,316	1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month LIBOR + 1.750%, 3.416%, 11/19/2026(c)(i)	7,926,229

	Retailers – 0.1%
7,582,916	Restoration Hardware, Inc., Term Loan B, 1-month LIBOR + 2.500%, 4.140%, 10/20/2028(c)(h)	6,620,871

	Technology – 0.3%
7,476,495	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 3.416%, 1/02/2026(c)(i)	7,142,371
2,984,377	Sabre GLBL, Inc., 2021 Term Loan B1, 1-month LIBOR + 3.500%, 5.166%, 12/17/2027(c)(h)	2,784,811
4,757,274	Sabre GLBL, Inc., 2021 Term Loan B2, 1-month LIBOR + 3.500%, 5.166%, 12/17/2027(c)(h)	4,439,155
6,639,757	SS&C Technologies, Inc., 2018 Term Loan B5, 1-month LIBOR + 1.750%, 3.416%, 4/16/2025(c)(i)	6,295,352

		20,661,689

	Total Senior Loans (Identified Cost $197,177,069)	186,378,882

Collateralized Loan Obligations – 1.6%
1,585,000	AMMC CLO Ltd., Series 2018-22A, Class D, 3-month LIBOR + 2.700%, 3.884%, 4/25/2031, 144A(c)	1,430,191
400,000	Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, 3-month LIBOR + 1.500%, 2.544%, 10/15/2030, 144A(c)	383,294
1,000,000	Atrium XIII, Series 13A, Class A1, 3-month LIBOR + 1.180%, 2.364%, 11/21/2030, 144A(c)	987,567
1,165,000	Bain Capital Credit CLO, Series 2019-1A, Class CR, 3-month LIBOR + 2.150%, 3.194%, 4/19/2034, 144A(c)	1,078,918
420,000	Bain Capital Credit CLO Ltd., Series 2021-4A, Class D, 3-month LIBOR + 3.100%, 4.163%, 10/20/2034, 144A(c)	372,790
1,400,000	Ballyrock CLO Ltd., Series 2019-1A, Class A2R, 3-month LIBOR + 1.550%, 2.594%, 7/15/2032, 144A(c)	1,319,258

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$400,000	Battalion Clo XIX Ltd., Series 2021-19A, Class D, 3-month LIBOR + 3.250%, 4.294%, 4/15/2034, 144A(c)	$364,848
1,675,000	Betony CLO Ltd., Series 18-1A, Class A2, 3-month LIBOR + 1.600%, 2.886%, 4/30/2031, 144A(c)	1,596,106
1,575,000	BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, 3-month LIBOR + 1.750%, 2.934%, 7/25/2034, 144A(c)	1,485,474
2,035,000	Carbone CLO Ltd., Series 2017-1A, Class A1, 3-month LIBOR + 1.140%, 2.203%, 1/20/2031, 144A(c)	1,991,398
400,000	CarVal CLO II Ltd., Series 2019-1A, Class DR, 3-month LIBOR + 3.200%, 4.263%, 4/20/2032, 144A(c)	370,242
3,515,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3-month LIBOR + 2.950%, 4.013%, 7/20/2032, 144A(c)	3,286,873
525,000	Cayuga Park CLO Ltd., Series 2020-1A, Class B1R, 3-month LIBOR + 1.650%, 2.694%, 7/17/2034, 144A(c)	499,394
2,165,000	CIFC Funding Ltd., Series 18-2RA, Class A2, 3-month LIBOR + 1.250%, 2.313%, 1/20/2028, 144A(c)	2,110,249
540,000	CIFC Funding Ltd., Series 2019-3A, Class CR, 3-month LIBOR + 3.050%, 4.094%, 10/16/2034, 144A(c)	503,533
2,500,000	CIFC Funding Ltd., Series 2019-5A, Class CR, 3-month LIBOR + 3.150%, 4.194%, 1/15/2035, 144A(c)	2,345,383
1,935,000	CIFC Funding Ltd., Series 2020-1A, Class BR, 3-month LIBOR + 1.650%, 2.694%, 7/15/2036, 144A(c)	1,840,146
3,900,000	CIFC Funding Ltd., Series 2020-3A, Class DR, 3-month LIBOR + 3.100%, 4.163%, 10/20/2034, 144A(c)	3,622,733
7,190,000	CIFC Funding Ltd., Series 2021-7A, Class D, 3-month LIBOR + 3.000%, 4.184%, 1/23/2035, 144A(c)	6,460,726
7,655,000	Crown City CLO III, Series 2021-1A, Class A1A, 3-month LIBOR + 1.170%, 2.233%, 7/20/2034, 144A(c)	7,351,142
5,450,000	Dryden CLO Ltd., Series 2020-78A, Class A, 3-month LIBOR + 1.180%, 2.224%, 4/17/2033, 144A(c)	5,294,522
2,520,000	Elmwood CLO III Ltd., Series 2019-3A, Class AR, 3-month LIBOR + 1.160%, 2.223%, 10/20/2034, 144A(c)	2,434,832
2,700,000	Elmwood CLO IV Ltd., Series 2020-1A, Class A, 3-month LIBOR + 1.240%, 2.284%, 4/15/2033, 144A(c)	2,628,712
1,750,000	Fortress Credit BSL XII Ltd., Series 2021-4A, Class D, 3-month LIBOR + 3.650%, 4.694%, 10/15/2034, 144A(c)	1,645,996
1,650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 2.950%, 3.994%, 10/15/2030, 144A(c)	1,535,548
1,190,000	Long Point Park CLO Ltd., Series 2017-1A, Class A2, 3-month LIBOR + 1.375%, 2.419%, 1/17/2030, 144A(c)	1,137,064
1,650,000	Madison Park Funding XLVI Ltd., Series 2020-46A, Class DR, 3-month LIBOR + 3.150%, 4.194%, 10/15/2034, 144A(c)	1,532,598
475,000	Madison Park Funding XXXV Ltd., Series 2019-35A, Class CR, 3-month LIBOR + 1.900%, 2.963%, 4/20/2032, 144A(c)	442,895
1,250,000	Magnetite XXI Ltd., Series 2019-21A, Class BR, 3-month LIBOR + 1.350%, 2.413%, 4/20/2034, 144A(c)	1,172,088
4,320,000	Magnetite XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.050%, 4.234%, 1/25/2035, 144A(c)	3,997,339
1,900,000	Magnetite Xxx Ltd., Series 2021-30A, Class D, 3-month LIBOR + 2.950%, 4.134%, 10/25/2034, 144A(c)	1,755,773
3,410,000	Neuberger Berman Loan Advisers CLO Ltd., Series 2021-40A, Class B, 3-month LIBOR + 1.400%, 2.444%, 4/16/2033, 144A(c)	3,228,165
2,745,000	NYACK Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.800%, 3.863%, 10/20/2034, 144A(c)	2,467,511
1,150,000	OCP CLO Ltd., Series 2021-21A, Class D, 3-month LIBOR + 2.950%, 4.013%, 7/20/2034, 144A(c)	1,037,412

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$7,630,000	OHA Credit Funding Ltd., Series 2021-8A, Class B1, 3-month LIBOR + 1.500%, 2.544%, 1/18/2034, 144A(c)	$7,226,434
720,000	OHA Credit Partners VII Ltd., Series 2012-7A, Class D1R3, 3-month LIBOR + 2.900%, 4.378%, 2/20/2034, 144A(c)	665,498
3,895,000	OHA Credit Partners XIII Ltd., Series 2016-13A, Class DR, 3-month LIBOR + 3.200%, 4.298%, 10/25/2034, 144A(c)	3,612,562
3,890,000	Palmer Square Loan Funding Ltd., Series 2019-4A, Class C, 3-month LIBOR + 3.250%, 4.434%, 10/24/2027, 144A(c)	3,846,253
2,120,000	Palmer Square Loan Funding Ltd., Series 2020-4A, Class C, 3-month LIBOR + 3.600%, 5.124%, 11/25/2028, 144A(c)	2,059,300
5,670,000	Post CLO Ltd., Series 2021-1A, Class B, 3-month LIBOR + 1.750%, 2.794%, 10/15/2034, 144A(c)	5,366,672
1,245,000	Post CLO Ltd., Series 2022-1A, Class B, 3-month Term SOFR + 1.900%, 2.613%, 4/20/2035, 144A(c)	1,159,270
3,730,000	PPM CLO Ltd., Series 2021-5A, Class B, 3-month LIBOR + 1.700%, 2.744%, 10/18/2034, 144A(c)	3,489,303
3,250,000	Riserva CLO Ltd., Series 2016-3A, Class DRR, 3-month LIBOR + 3.250%, 4.294%, 1/18/2034, 144A(c)	2,871,674
1,495,000	Rockford Tower CLO Ltd., Series 2017-1A, Class BR2A, 3-month LIBOR + 1.650%, 2.713%, 4/20/2034, 144A(c)	1,400,368
1,000,000	Signal Peak CLO Ltd., Series 2022-12A, Class B1, 3-month Term SOFR + 2.600%, 4.717%, 7/18/2034, 144A(c)	970,418
400,000	Symphony CLO XIV Ltd., Series 2014-14A, Class CR, 3-month LIBOR + 2.100%, 3.138%, 7/14/2026, 144A(c)	391,726
940,000	Telos CLO Ltd., Series 2014-5A, Class DR, 3-month LIBOR + 3.300%, 4.344%, 4/17/2028, 144A(c)	876,944
460,741	WhiteHorse IX Ltd., Series 2014-9A, Class C, 3-month LIBOR + 2.700%, 3.744%, 7/17/2026, 144A(c)	460,397

	Total Collateralized Loan Obligations (Identified Cost $109,195,541)	104,107,539

Principal Amount (‡)
Short-Term Investments – 10.7%
429,317,488	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2022 at 0.350% to be repurchased at $429,321,662 on 7/01/2022 collateralized by $99,471,400 U.S. Treasury Note, 2.250% due 8/15/2027 valued at $95,892,009; $133,000,000 U.S. Treasury Note, 0.500% due 8/31/2027 valued at $116,304,458; $260,687,700 U.S. Treasury Note, 0.375% due 9/30/2027 valued at $225,707,419 including accrued interest(l)	429,317,488

87,480,000	U.S. Treasury Bills, 0.671%-0.756%, 7/07/2022(m)(n)	87,469,065
58,110,000	U.S. Treasury Bills, 0.958%-0.963%, 7/12/2022(m)(n)	58,092,955
111,665,000	U.S. Treasury Bills, 1.545%-1.550%, 9/22/2022(m)(n)	111,246,429

	Total Short-Term Investments (Identified Cost $686,146,452)	686,125,937

	Total Investments – 103.2% (Identified Cost $7,308,003,192)	6,636,382,568
	Other assets less liabilities – (3.2)%	(208,799,509)

	Net Assets – 100.0%	$6,427,583,059

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows: Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Senior loans are valued at bid prices supplied by an independent pricing service, if available.

Short sales of debt securities are valued based on an evaluated ask price furnished to the Fund by an independent pricing service.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.
(b)

Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of June 30, 2022 is disclosed.

(c)	Variable rate security. Rate as of June 30, 2022 is disclosed.
(d)	Level 3 security. Value has been determined using significant unobservable inputs.
(e)	Fair valued by the Fund’s adviser. At June 30, 2022, the value of these securities amounted to $129,219 or less than 0.1% of net assets.
(f)

The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

(g)

When-issued/delayed delivery. The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund take delivery of the security. No interest accrues to the Fund until the transaction settles. Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund’s had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

(h)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.50%, to which the spread is added.
(i)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.00%, to which the spread is added.
(j)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 1.00%, to which the spread is added.
(k)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.75%, to which the spread is added.
(l)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of June 30, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(n)

The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the value of Rule 144A holdings amounted to $1,607,556,294 or 25.0% of net assets.

ABS	Asset-Backed Securities

EMTN	Euro Medium Term Note

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GMTN	Global Medium Term Note

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

REITs	Real Estate Investment Trusts

SOFR	Secured Overnight Financing Rate

TBA	To Be Announced

UMBS®	Uniform Mortgage-Backed Securities

MXN	Mexican Peso

UYU	Uruguayan Peso

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At June 30, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts		Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	9/21/2022	1,487$		178,544,039	$176,255,969	$(2,288,070)
5 Year U.S. Treasury Note	9/30/2022		205	23,239,020	23,011,250	(227,770)

Total						$(2,515,840)

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$—	$8,080,736	$129,219	(a)	$8,209,955
All Other Non-Convertible Bonds*	—	5,643,007,323	—		5,643,007,323

Total Non-Convertible Bonds	—	5,651,088,059	129,219		5,651,217,278

Municipals*	—	8,552,932	—		8,552,932

Total Bonds and Notes	—	5,659,640,991	129,219		5,659,770,210

Senior Loans*	—	186,378,882	—		186,378,882
Collateralized Loan Obligations	—	104,107,539	—		104,107,539
Short-Term Investments	—	686,125,937	—		686,125,937

Total	$—	$6,636,253,349	$129,219		$6,636,382,568

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(2,515,840)	$—	$—	$(2,515,840)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Fair valued by the Fund’s adviser.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2021 and/or June 30, 2022:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2022
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$1,001,922	$—	$(16,372)	$7,762	$2,325	$(866,418)	$—	$—	$129,219	$(8,614)

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include futures contracts.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. As of June 30, 2022, the Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for the Fund, as of June 30, 2022:

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(2,515,840)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of June 30, 2022:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$9,955,811	$9,955,811

Industry Summary at June 30, 2022 (Unaudited)

Mortgage Related	27.5%
Treasuries	17.9
Banking	7.9
Technology	2.7
Finance Companies	2.5
Non-Agency Commercial Mortgage-Backed Securities	2.2
Electric	2.1
Government Owned - No Guarantee	2.1
Other Investments, less than 2% each	26.0
Short-Term Investments	10.7
Collateralized Loan Obligations	1.6

Total Investments	103.2
Other assets less liabilities (including futures contracts)	(3.2)

Net Assets	100.0%